                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                              (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                                   INTERNET.COM CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            INTERNET.COM CORPORATION
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820
                                 (203) 662-2800
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

Dear Stockholders:

    You are hereby cordially invited to attend the 2001 Annual Meeting of Stockholders of internet.com Corporation, a Delaware corporation, at the offices of Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York on
May 24, 2001, at 10:00 a.m. local time. This meeting is being held for the following purposes:

    1. To elect five directors to the Board of Directors of internet.com Corporation with terms expiring at the Annual Meeting of Stockholders to be held in 2002 or until their successors are duly elected.

    2. To approve an amendment to the internet.com Corporation 1999 Stock Incentive Plan to increase the number of shares of internet.com Corporation common stock available for grant pursuant to the exercise of options thereunder by 4,000,000 shares.

    3. To approve an amendment to the internet.com Corporation Amended and Restated Certificate of Incorporation to change the name of internet.com Corporation from "internet.com Corporation" to "INT Media Group, Incorporated."

    4. To approve the appointment of Arthur Andersen LLP, independent accountants, to act as independent auditors for internet.com Corporation for the fiscal year ending December 31, 2001.

    5. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 16, 2001 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

                             YOUR VOTE IS IMPORTANT

    Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

                                          By Order of the Board of Directors,

                                          [LOGO]

                                          Alan M. Meckler
                                          Chairman of the Board
                                          and Chief Executive Officer

Dated: April 30, 2001

                            INTERNET.COM CORPORATION
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820
                                 (203) 662-2800
               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

    The Board of Directors of internet.com Corporation (the "Company") is soliciting proxies from the Company's stockholders for the 2001 Annual Meeting of Stockholders to be held on May 24, 2001.

    You are entitled to vote at the meeting if you were a stockholder of record at the close of business on April 16, 2001. On April 30, 2001, the Company began mailing to all such stockholders a proxy card, this proxy statement and the Company's 2000 Annual Report. On April 16, 2001, there were 25,333,077 shares of the Company's common stock outstanding, which are the only shares of the Company's stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

    Your signed proxy card will appoint each of Alan M. Meckler and Christopher
S. Cardell as proxy holders, or your representatives, to vote your shares.

    If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares:

        (i) FOR all of the nominees for director listed on page 2;

        (ii) FOR the proposed amendment to the internet.com Corporation 1999 Stock Incentive Plan described herein;

       (iii) FOR the proposed corporate name change for internet.com Corporation described herein; and

        (iv) FOR the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 2001.

    The proxy card permits you to direct the proxy holders to:

        (i) withhold your votes from particular nominees;

        (ii) vote "for" or "against" or "abstain" from voting on the proposed amendment to the Stock Incentive Plan referred to above;

       (iii) vote "for" or "against" or "abstain" from voting on the proposed corporate name change referred to above; and

        (iv) vote "for" or "against" or "abstain" from voting on the appointment of auditors referred to above.

    Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

    internet.com Corporation
    23 Old Kings Highway South
    Darien, Connecticut 06820
    Attn: Corporate Secretary

    If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

    The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

    As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

    No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the "yes" vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the "yes" vote of a plurality of such shares.

    Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes "for" or "against" any item.

    A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York City offices of the Company, 501 Fifth Avenue, Third Floor, New York, New York 10017, by contacting the Secretary of the Company.

                         ITEM 1. ELECTION OF DIRECTORS

    Item 1 is the election of all five members of the Company's Board of Directors. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

    The Board of Directors has proposed the following nominees for election as directors with terms expiring in 2002 at the Annual Meeting: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach and William A. Shutzer.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

    The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships between any nominee, director or executive officer of the Company. References below to the nominees' respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company's predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

                                                                PRINCIPAL OCCUPATION OR
NAME                                          AGE            OCCUPATIONS AND DIRECTORSHIPS
----                                        --------   ------------------------------------------
Alan M. Meckler...........................     55      Alan M. Meckler has been a director,
                                                       Chairman of the Board and Chief Executive
                                                       Officer of the Company since its
                                                       inception. Previously, Mr. Meckler had
                                                       been Chairman of the Board and Chief
                                                       Executive Officer of Mecklermedia
                                                       Corporation since December 1993 and had
                                                       been President and a director from 1971
                                                       through November 1997. Mr. Meckler also
                                                       held the office of Chairman of the Board
                                                       of Mecklermedia since 1971, and was the
                                                       only person to have held the offices of
                                                       Chairman of the Board or Chief Executive
                                                       Officer since Mecklermedia's founding.

                                                                PRINCIPAL OCCUPATION OR
NAME                                          AGE            OCCUPATIONS AND DIRECTORSHIPS
----                                        --------   ------------------------------------------
Christopher S. Cardell....................     41      Christopher S. Cardell has been a
                                                       director, President and Chief Operating
                                                       Officer of the Company since its
                                                       inception. Previously, Mr. Cardell was
                                                       President and Chief Operating Officer of
                                                       Mecklermedia since November 1997, and a
                                                       director since February 1997. Prior to
                                                       November 1997, Mr. Cardell held the office
                                                       of Executive Vice President, Chief
                                                       Operating Officer and Chief Financial
                                                       Officer of Mecklermedia. He joined
                                                       Mecklermedia as Senior Vice President and
                                                       Chief Financial Officer in January 1996.
                                                       Prior to that time, Mr. Cardell was a
                                                       Senior Manager with Arthur Andersen LLP.

Michael J. Davies.........................     56      Michael J. Davies has been a director of
                                                       the Company since its inception.
                                                       Mr. Davies has been President of Fox Hill
                                                       Consulting LLC since February 1998 and a
                                                       director of PROVANT Inc. since April 1998.
                                                       He was a special limited partner with
                                                       American Business Partners from July 1997
                                                       to April 1998. Prior to that he was a
                                                       Managing Director, Corporate Finance, of
                                                       the investment bank Legg Mason Wood
                                                       Walker, Incorporated since 1993. Before
                                                       joining Legg Mason, Mr. Davies was the
                                                       Publisher of the Baltimore Sun between
                                                       1990 and 1993. Mr. Davies was also a
                                                       director of Mecklermedia from January 1996
                                                       until it was acquired by Penton Media in
                                                       November 1998.

Gilbert F. Bach...........................     69      Gilbert F. Bach has been a director of the
                                                       Company since its inception. Mr. Bach
                                                       retired on January 1, 1997 from Lehman
                                                       Bros., where he held various positions
                                                       from 1979 through 1996, most recently as a
                                                       Managing Director. From 1955 to 1979,
                                                       Mr. Bach held various positions at Hirsch
                                                       & Co. and Loeb Rhoades & Co. Mr. Bach was
                                                       also a director of Mecklermedia from
                                                       February 1997 until it was acquired by
                                                       Penton Media in November 1998.

                                                                PRINCIPAL OCCUPATION OR
NAME                                          AGE            OCCUPATIONS AND DIRECTORSHIPS
----                                        --------   ------------------------------------------
William A. Shutzer........................     54      William A. Shutzer has been a director of
                                                       the Company since January 2000.
                                                       Mr. Shutzer has been a Managing Director
                                                       at Lehman Bros. since October 2000. Prior
                                                       to that, Mr. Shutzer was a Partner of
                                                       Thomas Weisel Partners since September
                                                       1999. He has been a director of Tiffany &
                                                       Co. since 1984 and The Fortress Group
                                                       since 1996 and a director on the Advisory
                                                       Board of the E&J Gallo Winery since 1999.
                                                       Mr. Shutzer was Executive Vice President
                                                       of Furman Selz, an investment bank, from
                                                       March 1994 to March 1996, President from
                                                       April 1996 to September 1997 and Chairman
                                                       of the investment banking group of ING
                                                       Furman Selz from October 1997 to August
                                                       1999. Prior to that, Mr. Shutzer was
                                                       employed at Lehman Bros. from August 1972
                                                       to February 1994, most recently as a
                                                       Managing Director.

                      PRINCIPAL STOCKHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR, MOST HIGHLY COMPENSATED
  EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

    The following table sets forth, as of March 31, 2001, information with respect to the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the President and Chief Operating Officer (who is also a director) and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

                                                                         AMOUNT AND
                                                                         NATURE OF
NAME OF                                         ADDRESS OF               BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                             BENEFICIAL OWNER            OWNERSHIP     CLASS(1)
----------------                             ----------------            ----------   ----------
Alan M. Meckler...................  c/o internet.com Corporation         13,226,899(2)    51.8%
                                    23 Old Kings Highway South
                                    Darien, CT 06820

Christopher S. Cardell............  c/o internet.com Corporation            491,888       1.9%
                                    23 Old Kings Highway South
                                    Darien, CT 06820

Michael J. Davies.................  15925 Old York Road                       2,499         *
                                    Monkton, MD 21111

Gilbert F. Bach...................  75 East End Avenue                       11,999         *
                                    New York, NY 10028

William A. Shutzer................  520 East 86th Street                    407,063       1.6%
                                    New York, NY 10028

Christopher J. Baudouin...........  c/o internet.com Corporation             89,438(3)       *
                                    23 Old Kings Highway South
                                    Darien, CT 06820

All directors and executive
  officers
  as a group (six persons)........                                       14,229,786      55.6%

------------------------

*   Less than one percent

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 1,455,214 shares held in trusts established for the benefit of Mr. Meckler's four children and over which Mr. Meckler exercises investment control and 50,000 shares donated by Mr.

    Meckler to the Meckler Foundation, a non-profit charitable foundation founded by Mr. Meckler and for which he acts as a trustee.

(3) Includes 500 shares held in a trust for the benefit of Mr. Baudouin's child. Mr. Baudouin exercises investment control over this trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF MARCH 31, 2001

                                                                          AMOUNT AND
                                                                          NATURE OF
NAME OF                                          ADDRESS OF               BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                              BENEFICIAL OWNER            OWNERSHIP     CLASS(1)
----------------                              ----------------            ----------   ----------
Penton Media, Inc..................  1100 Superior Avenue, N.E.           2,973,383(2)    11.7%
                                     Cleveland, OH 44114

------------------------

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Penton Media's beneficial ownership set forth above is based on the record ownership of these shares by Internet World Media, Inc., which is a wholly-owned subsidiary of Penton Media, Inc., as reported in filings with the Securities and Exchange Commission.

              FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    The Board of Directors has established a Compensation Committee and an Audit Committee, the current members of which are as follows:

COMPENSATION COMMITTEE                 AUDIT COMMITTEE
----------------------                 ---------------
Michael J. Davies                      Michael J. Davies

Gilbert F. Bach                        Gilbert F. Bach

William A. Shutzer                     William A. Shutzer

    Mr. Shutzer became a director in January 2000, and has served on both the Compensation Committee and the Audit Committee since joining the Board.

COMPENSATION COMMITTEE

    The Compensation Committee reviews and approves the compensation and benefits for the Company's key executive officers, administers the Company's employee benefit plans and makes recommendations to the Board regarding such matters. The Compensation Committee met one time during the fiscal year ended December 31, 2000.

AUDIT COMMITTEE

    The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, and to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services. The Audit Committee met two times during the fiscal year ended December 31, 2000. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A hereto.

DIRECTORS' ATTENDANCE

    The Board of Directors met two times during the fiscal year ended
December 31, 2000. All of the incumbent directors attended all of the Board of Directors' meetings and all of the meetings of each committee on which each such director serves.

                               EXECUTIVE OFFICERS

    In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President and Chief Operating Officer, the following person is an Executive Officer of the Company.

NAME                                          AGE                POSITION WITH COMPANY
----                                        --------             ---------------------
Christopher J. Baudouin...................     34      Christopher J. Baudouin has been Chief
                                                       Financial Officer of the Company since its
                                                       inception. Mr. Baudouin served as Chief
                                                       Financial Officer of Mecklermedia since
                                                       June 1998. He joined Mecklermedia as
                                                       Controller in June 1997. Prior to that
                                                       time, Mr. Baudouin was a Manager with
                                                       Arthur Andersen LLP.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

    Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings. Other directors are paid an annual stipend of $4,000. For each Board meeting they attend, these other directors receive $1,000 and are reimbursed for their expenses incurred in connection with the meeting. In addition, each of these other directors received, upon becoming a director, options for 5,000 shares of Common Stock, which vest over a period of three years. Each of these other directors will also receive options for 1,000 shares of Common Stock, which also vest over a period of three years, for each year of service as a director. Michael J. Davies, William A. Shutzer and Gilbert
F. Bach each earned $8,000 in stipends for attending Board meetings in 2000.

    The following table sets forth, for the last two fiscal years and for the period from inception (November 24, 1998) through December 31, 1998, cash and certain other compensation paid or accrued by the Company for the Chief Executive Officer of the Company in all capacities in which he served. The table also sets forth cash and certain other compensation paid to or accrued by the Company for the President and Chief Operating Officer and the Chief Financial Officer of the Company. Other than Alan M. Meckler, Christopher S. Cardell and Christopher J. Baudouin (collectively, the "Named Executive Officers"), no executive officer of the Company received total salary and bonus during fiscal year 2000 in excess of $100,000. The Company has employment agreements with Christopher S. Cardell and Christopher J. Baudouin which provide for up to one year of severance in the event of termination of employment.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                    ANNUAL                 AWARDS
                                                                 COMPENSATION       --------------------
                                                             --------------------   NUMBER OF SECURITIES
NAME AND PRINCIPAL POSITION                                    YEAR     SALARY($)    UNDERLYING OPTIONS
---------------------------                                  --------   ---------   --------------------
Alan M. Meckler............................................    2000      192,500           500,000
  Chairman and Chief Executive Officer                         1999      123,077           300,000
                                                               1998(1)    12,164              None

Christopher S. Cardell.....................................    2000      194,615           185,000
  President and Chief Operating Officer                        1999      178,077            75,000
                                                               1998(1)    17,740              None

Christopher J. Baudouin....................................    2000      148,846            52,500
  Chief Financial Officer                                      1999      119,654            20,000
                                                               1998(1)    12,164              None

------------------------

(1) Represents the period from inception (November 24, 1998) through December 31, 1998.

    The following table sets forth stock options granted during the fiscal year ended December 31, 2000 to the Company's Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                                     POTENTIAL REALIZABLE
                                       --------------------------                                  VALUE AT ASSUMED
                                       NUMBER OF     PERCENT OF                                  ANNUAL RATES OF STOCK
                                       SECURITIES   TOTAL OPTIONS                               PRICE APPRECIATION FOR
                                       UNDERLYING    GRANTED TO     EXERCISE OR                     OPTION TERM(3)
                                        OPTIONS     EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
NAME                                   GRANTED(1)    FISCAL YEAR    ($/SHARE)(2)      DATE          5%          10%
----                                   ----------   -------------   ------------   ----------   ----------   ----------
Alan M. Meckler......................   300,000          8.9%           $14.85       4/17/05    $2,801,726   $7,100,123
                                        200,000          5.9%           $ 7.05       12/7/05    $  886,541   $2,246,977

Christopher S. Cardell...............    75,000          2.2%           $13.50       4/17/10    $  636,756   $1,613,664
                                        110,000          3.2%           $ 6.41       12/7/10    $  443,434   $1,123,748

Christopher J. Baudouin..............    25,000          0.7%           $13.50       4/17/10    $  212,252   $  537,888
                                         27,500          0.8%           $ 6.41      12/07/10    $  110,858   $  280,937

------------------------

(1) Each stock option will become exercisable in respect of 33 1/3% of the shares covered thereby on each of the first three anniversaries of their respective grant dates. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason except that (a) if the optionee undergoes a normal termination, as defined by the internet.com Corporation 1999 Stock Incentive Plan, in which the option shall expire on the earlier of the last day of the original option period or three months after the date of termination and (b) in the event of death of the optionee, each stock option shall expire on the last day of the option period or the date that is twelve months after the date of death of the optionee. In such event, the option shall remain exercisable by the person or persons to whom the holder's rights pass by their will or according to the laws of descent and distribution until its expiration, but only to the extent the option was vested and exercisable by the holder of the time of termination.

(2) The exercise price per share of each option granted was equal to the fair market value of the Company's Common Stock on the date of grant.

(3) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5.0% and 10.0% compounded annually from the date the respective options were granted to their expiration dates. These assumptions are not intended to forecast future appreciation of the Company's stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

    The following table sets forth information for the Company's Named Executive Officers during the last fiscal year with respect to the exercise of options to purchase the Company's Common Stock and year-end option holdings.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                   NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                        OPTIONS AT              OPTIONS AT
                                       SHARES                        FISCAL YEAR END         FISCAL YEAR END
                                    ACQUIRED ON       VALUE          (#) EXERCISABLE/        ($) EXERCISABLE/
NAME                                EXERCISE (#)   REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
----                                ------------   ------------   ----------------------   --------------------
Alan M. Meckler...................           --            --         99,999/700,001             --/$--
Christopher S. Cardell............           --            --         24,999/235,001             --/$--
Christopher J. Baudouin...........           --            --           6,666/65,834             --/$--

    During the fiscal year ended December 31, 2000, employees of the Company exercised options to purchase an aggregate of 27,455 shares of the Company's Common Stock.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors ("Compensation Committee") determines and Executive Officer and the President and Chief Operating Officer. It also reviews and approves any employment, severance or similar agreements for those individuals. The Compensation Committee is charged with fixing, on an annual basis, the compensation of the Chief Executive Officer and the President and Chief Operating Officer, subject to the approval of the Board, and reviewing and recommending to the Board any employment, severance or similar agreements for these individuals. The entire Board determines the amount, if any, of the Company's contributions pursuant to its 401(k) Plan. While other compensation decisions generally are not submitted to the Board, the Board has the ultimate power and authority with respect to compensation matters.

    The members of the Compensation Committee reviewed salaries paid to the Named Executive Officers in 2000 and approved salary increases for fiscal 2001.

    The Compensation Committee seeks to compensate executive officers at levels competitive with other companies comparable in size in the same industry and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies and the compensation recommendations of Mr. Meckler, the Chairman of the Board and Chief Executive Officer of the Company. The Compensation Committee does not have target amounts of stock ownership for the Company's executive officers.

    The key components of executive officer compensation are base salary and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives' compensation for fiscal 2000 follows.

    BASE SALARY. Each executive officer received a base salary and has the potential for annual salary increases largely determined by such individual's performance, the Company's performance and reference to the salaries of executive officers holding comparable positions in companies of comparable size and complexity.

    STOCK OPTIONS. The Company's Stock Incentive Plan is intended to provide executives with the promise of longer term rewards which appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

    OTHER COMPENSATION. The executive officers also participate in the Company's 401(k) plan as well as the medical, life and disability insurance plans available to all employees of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of Mr. Meckler, Chairman of the Board and Chief Executive Officer of the Company, and proposals for additional compensation to him are based on the policies described above. As part of its evaluation, the Compensation Committee considered Mr. Meckler's performance, the Company's performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of fiscal 2000, and the compensation earned by other chief executive officers of companies of comparable size during the previous year.

             COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
             Michael J. Davies
             Gilbert F. Bach
             William A. Shutzer

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The compensation committee makes all compensation decisions. No interlocking relationship exists between the board or compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return of an investment in the Company's Common Stock with an investment in the Nasdaq Total U.S. Index (the "Nasdaq Index") and the JP Morgan Chase H&Q Internet Index (the "Peer Group Index"). The graph covers the period beginning June 25, 1999, the date of the Company's initial public offering, through December 31, 2000, and depicts the results of investing $100 in each of the Company's Common Stock, the Nasdaq Index and the Peer Group Index at closing prices on December 31, 2000, assuming that all dividends were reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETRUN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        INTERNET.COM CORPORATION  JP MORGAN CHASE H&Q INTERNET  NASDAQ STOCK MARKET - U.S.
6/25/99                      100                           100                         100
Jun-99                     89.73                        110.13                      105.43
Jul-99                    116.52                         97.14                      103.53
Aug-99                    110.27                        102.27                       107.9
Sep-99                       100                        113.21                      108.05
Oct-99                    142.86                        125.17                      116.71
Nov-99                    264.73                        157.76                      130.91
Dec-99                    373.21                        219.15                       159.7
Jan-00                    349.78                        205.47                      153.78
Feb-00                    317.86                        261.22                      182.99
Mar-00                    299.11                         228.9                      179.23
Apr-00                    135.71                         172.5                      150.75
May-00                    110.49                        145.13                      132.57
Jun-00                    140.63                        169.81                      155.83
Jul-00                    135.71                        159.21                      147.39
Aug-00                       225                        184.72                       164.8
Sep-00                    220.98                        163.36                      143.38
Oct-00                    148.66                         138.4                      131.55
Nov-00                     52.68                         92.29                      101.43
Dec-00                     42.41                         84.32                       96.09

    The stock price performance depicted in the performance graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                              CERTAIN TRANSACTIONS

FORMATION TRANSACTIONS

    internet.com LLC (the predecessor business to the Company) was formed as part of the acquisition of Mecklermedia Corporation by Internet World
Media, Inc., a wholly-owned subsidiary of Penton Media, Inc. (a publicly-owned corporation), in November 1998. During the negotiation of this acquisition, Penton Media indicated that it did not wish to retain all of iWorld Corporation, Mecklermedia's Internet business, because it believed that the Internet business was inconsistent with its planned strategic direction. However, Penton Media indicated that it wanted Internet World Media to maintain a minority interest in the Internet business due to its belief that the Internet business had the potential to become profitable in the future. As a result, Alan M. Meckler, Mecklermedia's Chairman and Chief Executive Officer, agreed to purchase an 80.1% interest in the Internet business from Internet World Media for a total of $18.0 million in cash immediately following the acquisition of Mecklermedia by Internet World Media. On November 24, 1998, Mecklermedia was acquired by Internet World Media in an all-cash tender offer. Following its purchase of Mecklermedia, Internet World Media caused iWorld Corporation to be merged into internet.com LLC, a newly-formed Delaware limited liability company. Internet World Media then sold 80.1% of its membership interest in internet.com LLC to Alan M. Meckler (including four trusts for the benefit of his children) for a total of $18.0 million in cash and a warrant valued at $284,000. Internet World Media retained a 19.9% interest in internet.com LLC and a warrant to acquire up to an additional 128 membership units in internet.com LLC (representing 2,075,634 shares of Common Stock) for up to $3.0 million which was exercised in full by Penton Media immediately prior to the Company's initial public offering in June 1999.

    Immediately prior to the closing of the IPO, internet.com LLC converted its business form to a corporation. This reorganization was effected by merging internet.com LLC into a newly-formed Delaware corporation called internet.com Corporation. Each member of internet.com LLC received shares of internet.com Corporation common stock in exchange for their membership units at a rate of 16,215.891 shares per membership unit.

    SERVICES AGREEMENT. On November 24, 1998, internet.com LLC entered into a Services Agreement with Penton Media and Internet World Media. Penton Media and Internet World Media provide the Company with a royalty-free license to use intellectual property and promotional, advertising and display rights, and the Company provides to Penton Media and Internet World Media a royalty-free license to use intellectual property, advertising rights on the Company's network of Web sites and related Internet media properties. This agreement expires
November 23, 2003.

    TRADEMARK CO-LICENSE AGREEMENT. On November 24, 1998, internet.com LLC entered into a Trademark Co-License Agreement with Internet World Media. Internet World Media provides the Company with a royalty-free license to use several of its trademarks in connection with the Company's inclusion of those trademarks on its network. The Company provides Internet World Media with a royalty-free license to use several of the Company's trademarks in Internet World Media's INTERNET WORLD, BOARDWATCH and DIRECTORY OF INTERNET SERVICE PROVIDERS print publications, at Internet World Media's Internet World and ISPCON trade shows and conferences, and in promotional materials for those print publications, trade shows and conferences.

    COPYRIGHT CO-LICENSE AGREEMENT. On November 24, 1998, internet.com LLC entered into a Copyright Co-License Agreement with Internet World Media. Internet World Media provides the Company with a royalty-free license to use several of its copyrights in connection with the Company's inclusion of those copyrights and material protected by those copyrights on the Company's network. The Company provides Internet World Media with a royalty-free license to use several of the Company's copyrights and the material protected by those copyrights in Internet World Media's INTERNET WORLD, BOARDWATCH and DIRECTORY OF INTERNET SERVICE PROVIDERS print publications.

VENTURE CAPITAL FUNDS

    The Company organized and is the portfolio manager of internet.com Venture Fund I LLC ("Fund I"), a $5.0 million venture capital fund formed on April 12, 1999, internet.com Venture Fund II LLC ("Fund II"), a $15.0 million venture capital fund formed on November 7, 1999, and internet.com Venture Partners III ("Fund III"), a $75.0 million venture capital fund formed on January 7, 2000, all of which invest in early-stage content-based Internet properties that are not competitive with the Company. The Company earns management fees for the day-to-day operation and general management of the funds. The Company is also entitled to 20% of the realized gains on investments made by these funds. The Company has a 14%, 12% and 14% investment in each of Fund I, Fund II and Fund III, respectively. The remaining investments in each of the funds were invested by third party investors. As of December 31, 2000, the Company had $7.3 million of unpaid capital commitments to Fund III.

FOLLOW-ON PUBLIC OFFERING

    On February 1, 2000, the Company completed a follow-on public offering of 3,750,000 shares of Common Stock priced at $60.00 per share. 1,750,000 shares were sold by the Company and 2,000,000 shares were sold by Penton Media.

                      ITEM 2. APPROVAL OF AMENDMENT TO THE
               INTERNET.COM CORPORATION 1999 STOCK INCENTIVE PLAN

    On April 15, 1999, the Board of Directors adopted the Company's 1999 Stock Incentive Plan (the "Incentive Plan"), under which 2,000,000 shares of Common Stock were reserved for issuance. During the fiscal year 2000, the Board adopted, and the Company's stockholders approved, an amendment and restatement of the Incentive Plan to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 4,000,000 shares from 2,000,000 to 6,000,000. As of February 26, 2001, the Board adopted another amendment and restatement of the Incentive Plan (as amended and restated, the "Amended Incentive Plan"), subject to stockholder approval, to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 4,000,000 shares from 6,000,000 to 10,000,000.

    The Company is seeking stockholder approval of the Amended Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the requirements of the Nasdaq Stock Market. The following summary of the Amended Incentive Plan is qualified in its entirety by express reference to the text of the Amended Incentive Plan, a copy of which has been filed with the Securities and Exchange Commission (the "SEC"). Under the Amended Incentive Plan, options may be granted which are qualified as "incentive stock options" within the meaning of
Section 422 of the Code ("ISOs") and which are not so qualified ("NQSOs") (collectively, "Options"). In addition, restricted shares of Common Stock ("Restricted Stock") and other Common Stock-based awards may be granted (collectively or individually, "Awards").

PURPOSE AND ELIGIBILITY

    The purpose of the Amended Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Amended Incentive Plan. The approximate number of officers, key employees, directors, and consultants eligible to participate in the Amended Incentive Plan is 450.

ADMINISTRATION

    The Amended Incentive Plan is administered by the Board or a Committee (the entity administering the Amended Incentive Plan hereafter called the "Committee") appointed by the Board from among its members. The Committee, in its sole discretion, determines which individuals may participate in the Amended Incentive Plan and the type, extent and terms of the Awards to be granted. In addition, the Committee interprets the Amended Incentive Plan and makes all other determinations with respect to the administration of the Amended Incentive Plan.

AWARDS

    The Amended Incentive Plan allows for the discretionary grant of Options, Restricted Stock and other stock-based Awards. In addition, Board members who are not also employees of the Company ("Non-Employee Directors") are eligible to receive automatic grants of Options pursuant to the formula set forth below. The terms and conditions of Awards granted under the Amended Incentive Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

    OPTIONS. The Committee may grant Options to any eligible person; provided, however, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; provided, however, that the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Common Stock. Furthermore, the exercise price of an Option intended to qualify as "performance-based compensation" under Section 162(m) of the Code will have an exercise price no less than the fair market value of the Common Stock on the date of grant. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) termination of employment or service with the Company or a subsidiary due to complete and permanent disability, (C) any termination of employment or service with the written approval of the Committee, or (D) termination of employment or service by the Company without cause (each a "Normal Termination"), (iii) immediately upon termination of employment other than by Normal Termination or death,
(iv) twelve months after the death of the optionee while still employed or within three months of a Normal Termination, or (v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash, by check and/or in shares of Common Stock valued at the fair market value at the time of exercise or, in the discretion of the Committee, either (i) in other property having fair market value on the date of exercise equal to the Option exercise price, or
(ii) through a brokered exercise.

    RESTRICTED STOCK. The Committee may grant shares of Restricted Stock to eligible persons and may establish terms, conditions and restrictions applicable thereto.

    Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be canceled, and all rights of the holder to such shares and as a shareholder will terminate.

    The restricted period for Restricted Stock will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock whenever it determines that such action is appropriate.

    The following forfeiture provisions will apply to Awards of Restricted Stock. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or its subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award, the non-vested portion of the Award will be prorated for service during the restricted period and paid as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and paid to the recipient's beneficiary as soon as practicable following death.

    Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan.

    AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Unless otherwise determined by the Committee, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted an Option to purchase 5,000 shares of Common Stock. Additionally, unless otherwise determined by the Committee, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of each of the Company's Annual Meeting of stockholders, each Non-Employee Director shall be automatically granted an Option to purchase 1,000 shares of Common Stock. All such Options granted to Non-Employee Directors are hereinafter referred to as Non-Employee Director Options.

    All Non-Employee Director Options have an exercise price per share equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant. All Non-Employee Director Options will vest over a period of three years at the rate of one-third of the number of shares subject to such Option on each of the first three anniversaries of the date of grant. The term of each Non-Employee Director Option ("Term"), after which each such Option shall expire, will be ten years from the date of grant, unless such Option expires earlier as set forth below.

    If prior to the expiration of the Term the Non-Employee Director ceases to be a member of the Board for any reason other than his death, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director dies, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is one year after the date of death. Non-Employee Director Options with vesting provisions will vest and become exercisable only during a Non-Employee Director's service with the Company. Therefore, in the event that a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option will thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

    Each Non-Employee Director Option will be evidenced by a Stock Option Agreement, which will contain such provisions as may be determined by the Committee. Unless otherwise designated by the Committee, Non-Employee Director Options will not be transferable except by will or the laws of descent and distribution and will be exercisable during the Non-Employee Director's lifetime only by him.

    OTHER STOCK AWARDS. The Committee may grant any other cash, stock or stock-related Awards to any eligible participant under the Amended Incentive Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Common Stock and Common Stock bonuses. Any such Award will have such terms and conditions as the Committee, in its sole discretion, so determines.

ADJUSTMENTS FOR RECAPITALIZATION, MERGER, ETC. OF THE COMPANY

    Awards granted under the Amended Incentive Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all such Awards under the Plan and the maximum number of shares of Common Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable
(i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Amended Incentive Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended Incentive Plan. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in certain merger situations or upon the sale of all or substantially all of the assets of the Company or the liquidation of the Company, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders the value of the Awards in cash.

EFFECT OF CHANGE IN CONTROL

    In the event of a Change in Control (as defined below), notwithstanding any vesting schedule provided for in the Amended Incentive Plan or by the Committee with respect to an Award of Options (including Non-Employee Director Options), such Options shall become immediately exercisable with respect to 100% of the shares subject to such Option, and the restricted period for Restricted Stock shall expire immediately with respect to 100% of the shares of Restricted Stock subject to restrictions.

    In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire. The Committee has full authority and discretion to interpret and implement such accelerated vesting.

    "Change in Control" will, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular Award, the applicable Award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years beginning on the date of the consummation of the Company's initial public offering of Common Stock, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities will, by itself, be considered a Change in Control. As used herein, "Founder" means Alan M. Meckler and any of his affiliates.

SHARES SUBJECT TO THE AMENDED INCENTIVE PLAN

    As noted above, the Company has amended the Incentive Plan to reserve an additional 4,000,000 shares of Common Stock, subject to stockholder approval. The total number of shares of Common Stock reserved for issuance under the Amended Incentive Plan is 10,000,000. No more than 500,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year.

MARKET VALUE

    The closing price of the Common Stock on Nasdaq on April 9, 2001 was $2.87 per share.

AMENDMENT AND TERMINATION

    The Board may at any time terminate the Amended Incentive Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Amended Incentive Plan to outstanding Awards without the consent of any participant), the Board or the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Amended Incentive Plan in whole or in part, subject to any limitations set forth in the Plan; provided, however, that the Committee may not, without stockholder approval, make any amendment to the Amended Incentive Plan that would increase the number of shares of Common Stock available thereunder, extend the maximum Option period, extend the termination date of the Amended Incentive Plan or change the class of persons eligible to receive Awards.

FEDERAL TAX CONSEQUENCES

    The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Amended Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

    ISOS. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

    If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally,
(1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

    If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

    For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his or her alternative minimum tax liability or his or her "regular" income tax liability. As a result, a taxpayer has to determine his or her potential liability under the alternative minimum tax.

    NQSOS. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

    As a result of the rules under Section 16(b) of the Exchange Act
("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

NEW PLAN BENEFITS

    The following table sets forth the Options to be granted to the Non-Employee Directors under the automatic formula grant provision of the Amended Incentive Plan at the upcoming Annual Meeting.

NAME AND POSITION                                  DOLLAR VALUE   NUMBER OF SHARES
-----------------                                  ------------   ----------------
Non-Executive Director Group.....................      N/A             3,000

    Except for the automatic formula grant of Options to Non-Employee Directors, the grant of Awards under the Amended Incentive Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Awards that will be granted in the future. Therefore, except for the automatic formula grants to Non-Employee Directors set forth above, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Incentive Plan. Information with respect to compensation paid and other benefits, including Options and Restricted Stock, granted in respect of the 2000 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

RECOMMENDATION AND VOTE

    Approval of the Stock Incentive Plan amendment requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the Amended Incentive Plan and any Option, Restricted Stock or Other Award granted thereunder shall not be effective. If the Amended Incentive Plan is not approved, the Incentive Plan will continue in operation and Awards may continue to be granted thereunder.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE INTERNET.COM CORPORATION 1999 STOCK INCENTIVE PLAN.

                   ITEM 3. APPROVAL OF CORPORATE NAME CHANGE

    Article 1 of the Company's Amended and Restated Certificate of Incorporation currently specifies that the name of the Company is "internet.com Corporation". On April 6, 2001, the Company's Board of Directors adopted a resolution, subject to stockholder approval, to amend Article 1 of the Amended and Restated Certificate of Incorporation to change the name of the Company to "INT Media Group, Incorporated."

    The Board of Directors believes that it is in the Company's best interest to change the Company's name from "internet.com Corporation" to "INT Media Group, Incorporated." The Board of Directors believes that the inclusion of ".com" as part of a company's name is perceived to reflect the nature of that company as a provider of services or content to users or businesses solely over the Internet. The Board of Directors believes that the Company has grown to provide services to an expanded group of users, and that the Company does not provide these services solely over the Internet. Therefore, the Board of Directors believes that changing the Company's name will more accurately reflect both the Company's current business as well as its strategy to increasingly offer its services to users, merchants and service providers by means other than the Internet.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE CORPORATE NAME CHANGE FROM INTERNET.COM CORPORATION TO INT MEDIA GROUP, INCORPORATED.

                          ITEM 4. APPROVAL OF AUDITORS

    Arthur Andersen LLP, independent accountants, audited the financial statements of the Company for the fiscal year ended December 31, 2000. Such services consisted of the firm's audit of and report on the annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

    During 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:


Audit Fees..................................................  $ 90,000
Financial Information Systems Design and Implementation
  Fees......................................................  $     --
All Other Fees..............................................  $256,000

    The audit committee has considered whether the provisions of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

    Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

    Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Arthur Andersen LLP, independent accountants, as auditors of the Company for the fiscal year ending December 31, 2001. In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2000 and proposed to be performed during 2001. In selecting Arthur Andersen LLP, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Arthur Andersen LLP. Furthermore, Arthur Andersen LLP have confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence.

    Approval by the stockholders of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                      OTHER ACTIONS AT THE ANNUAL MEETING

    The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holders will vote proxies granted by stockholders in accordance with their best judgment.

                          2002 STOCKHOLDERS' PROPOSALS

    To be considered for inclusion in the Company's proxy statement relating to the Annual Meeting of Stockholders to be held in 2002, stockholder proposals must be received by the Secretary of the Company no later than 120 days prior to April 17, 2002. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days before April 17, 2002. All stockholder proposals should be sent to the attention of Secretary, internet.com Corporation, 23 Old Kings Highway South, Darien, Connecticut 06820.

                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
             SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company's securities with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2000 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that there were no late filings during the fiscal year ended December 31, 2000.

                           REPORT OF AUDIT COMMITTEE

    To the Board of Directors of internet.com Corporation:

    We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

    We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

    Michael J. Davies, Chairman
    Gilbert F. Bach
    William A. Shutzer

                             ADDITIONAL INFORMATION

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials will be paid by the Company. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. Expenses incurred in connection therewith will be reimbursed by the Company. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

                                FORM 10-K REPORT

    Interested stockholders may obtain a copy of the Company's Annual Report on Form 10-K for fiscal year 2000 to the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

    Investor Relations
    internet.com Corporation
    23 Old Kings Highway South
    Darien, CT 06820

    Or by a telephone call to: 203-662-0598

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

    - Review and appraise the audit efforts of the Company's independent accountants.

    - Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three directors, who shall be appointed by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The Chairman of the Audit Committee will be named by the Board of Directors, and will receive an annual stipend of $1,000 for services performed in such role. Without limiting the generality of the foregoing, a director shall be deemed to not be independent if he or she has (i) been employed by the Company or its affiliates in the current or past three years; (ii) accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for Board service, retirement plan benefits or non-discretionary compensation; (iii) an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer; (iv) been a partner, controlling stockholder or executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

    All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have past employment experience in finance or accounting or other comparable experience and background which results in such member's financial sophistication. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

III. MEETINGS

    The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. As part of its job to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

    DOCUMENTS/REPORTS REVIEW

    - Review and update this Charter periodically, at least annually, as conditions dictate.

    - Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

    - Review with financial management and the independent accountants the Company's Form 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

    INDEPENDENT ACCOUNTANTS

    - Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee shall require the independent accountants to provide the Audit Committee with a formal written statement disclosing all relationships between the Company and the independent accountants. The Audit Committee shall review and discuss these relationships with the independent accountants to determine the accountants' independence. The Audit Committee shall take or recommend that the Board take appropriate action to oversee the independence of the independent accountants.

    The Company's independent accountants are ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the Company's stockholders. Subject to an affirming vote by a majority of stockholders, the Board of Directors has the ultimate authority and responsibility to select, evaluate, and replace the independent accountants or to nominate the independent accountants for stockholder approval in any proxy statement.

    - Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

    - Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

    FINANCIAL REPORTING PROCESSES

    - In consultation with the independent accountants' review the integrity of the Company's financial reporting processes, both internal and external.

    - Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    - Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent accountants or management.

    PROCESS INVOLVEMENT

    - Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

    - Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    - Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

    - Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.

    ETHICAL AND LEGAL COMPLIANCE

    - Review and update periodically the internet.com Corporation Policies and Procedures for Worldwide Business Conduct and ensure that management has established a system to enforce these Policies and Procedures.

    - Review management's monitoring of the Company's compliance with the internet.com Company Policies and Procedures for Worldwide Business Conduct, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

    - Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

    - Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

    - Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                            INTERNET.COM CORPORATION
                           23 OLD KINGS HIGHWAY SOUTH
                            DARIEN, CONNECTICUT 06820

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell, and each of them, as proxy holders, each with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of internet.com Corporation held of record by the undersigned on April 16, 2001, at the Annual Meeting of Stockholders to be held on May 24, 2001, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

      PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[X] Please mark your vote as in this example.

1. ELECTION OF FIVE DIRECTORS LISTED AT RIGHT WITH TERMS EXPIRING IN 2002 AT THE ANNUAL MEETING

Nominees: Alan M. Meckler, Christopher S. Cardell, Michael J.
Davies, Gilbert F. Bach and William A. Shutzer

[ ] FOR all nominees listed at right, except as marked below

[ ] WITHHOLD AUTHORITY for all nominees listed below

INSTRUCTION: To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).

----------------------------

2. APPROVAL OF AMENDMENT TO THE INTERNET.COM CORPORATION 1999 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 4,000,000

[ ] FOR               [ ] AGAINST                 [ ] ABSTAIN

3. APPROVAL OF CORPORATE NAME CHANGE FROM INTERNET.COM CORPORATION TO INT MEDIA GROUP, INCORPORATED.

[ ] FOR               [ ] AGAINST                 [ ] ABSTAIN

4. APPROVAL OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

[ ] FOR               [ ] AGAINST                 [ ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4. A VOTE "FOR" ALL DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSALS 2, 3 AND 4 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.


Stockholder:                         Dated:           , 2001
             -----------------------        ----------


Signature (if held jointly):                           Dated:           , 2001
                             -------------------------        ----------

Note: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.